                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  August 10, 1998
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                        COMMERCIAL FEDERAL CORPORATION
                        ------------------------------
            (Exact name of registrant as specified in its charter)


              NEBRASKA                     1-11515           47-0658852
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    (State or other jurisdiction         (Commission      (I.R.S. Employer
         of incorporation)               File Number    Identification Number)

2120 SOUTH 72nd STREET, OMAHA, NEBRASKA       68124
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(Address of principal executive offices)    (Zip Code)


Registrant's telephone number including area code:    (402) 554-9200
                                                      --------------


                                NOT APPLICABLE
                                --------------
         (Former name or former address, if changed since last report)


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                        COMMERCIAL FEDERAL CORPORATION
                        ------------------------------

                                   FORM 8-K
                                   --------

                                CURRENT REPORT
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Item 5.  Other Events:
----------------------

     On August 10, 1998, Commercial Federal Corporation ("Commercial Federal") and First Colorado Bancorp, Inc. ("First Colorado") jointly announced that they have agreed to complete their pending merger on or about Friday, August 14, 1998, subject to satisfaction or waiver of any remaining conditions thereto, at a final exchange ratio of .9847 of a share of Commercial Federal common stock for each share of First Colorado common stock.

     As a result of recent movements in Commercial Federal's stock price and market prices generally, First Colorado would have been entitled to terminate the Merger Agreement, dated as of March 9, 1998, between the companies and their bank subsidiaries, and to not complete the pending merger, subject to Commercial Federal's right to increase the exchange ratio. However, First Colorado has agreed to waive such right in consideration for Commercial Federal agreeing to increase the final exchange ratio from .9677 to .9847. The increase in the final exchange ratio will result in the exchange of approximately 18,280,725 shares of Commercial Federal's common stock for First Colorado's outstanding common stock.


Item 7.  Financial Statements and Exhibits:
-------------------------------------------

     (a)  Exhibits:

          Exhibit 99.  Press release dated August 10, 1998.
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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 COMMERCIAL FEDERAL CORPORATION
                                 ------------------------------
                                 (Registrant)


Date:  August 12, 1998           /s/ James A. Laphen
       ---------------           -------------------
                                 James A. Laphen, President, Chief Operating
                                 Officer and Chief Financial Officer (Duly
                                 Authorized and Principal Financial Officer)



Date:  August 12, 1998           /s/ Gary L, Matter
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                                 Gary L. Matter, Senior Vice President,
                                 Controller and Secretary
                                 (Principal Accounting Officer)



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